Vest US Large Cap 10% Buffer Strategies VI Fund

Class I Shares

Class Y Shares

Vest US Large Cap 20% Buffer Strategies VI Fund

Class I Shares

Class Y Shares

Supplement dated October 9, 2025
to the Prospectus, Summary Prospectuses and Statement of Additional Information,

each dated May 1, 2025

A supplement was filed on October 3, 2025 (“Prior Supplement”), announcing the anticipated liquidation of the Vest US Large Cap 10% Buffer Strategies VI Fund and the Vest US Large Cap 20% Buffer Strategies VI Fund (the “Vest VI Funds”). This supplement supersedes the Prior Supplement in its entirety.

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the Vest VI Funds, which became effective on October 1, 2025. In connection therewith, the Board concluded that it is in the best interest of the Vest VI Funds’ shareholders to liquidate the Vest VI Funds. The Vest VI Funds are expected to liquidate on or about December 15, 2025 (the “Liquidation Date”).

The Vest VI Funds will remain open to new investments until October 31, 2025, and to subsequent investments until December 1, 2025. Until the Liquidation Date, Vest VI Funds’ shareholders may continue to reinvest dividends and distributions in the Vest VI Funds or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Vest VI Funds based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

As shareholders redeem shares of the Vest VI Funds prior to the Liquidation Date, the Vest VI Funds may not be able to maintain their stated investment goals and other investment policies. Accordingly, the Vest VI Funds may deviate from their stated investment goals and other investment policies during the period prior to the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Vest VI Funds toll-free at 1-855-979-6060.

This Supplement, the Vest VI Funds’ Prospectus, Summary Prospectuses and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Vest VI Funds’ Prospectus, Summary Prospectuses and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Vest VI Funds toll-free at 1-855-979-6060.